                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the offering by Honeywell Inc. of up to 100,000 shares of its common stock to directors of Honeywell Inc. pursuant to the Honeywell Inc. Compensation Plan for Outside Directors, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following directors.


/s/ A. J. Baciocco, Jr.                 /s/ E. E. Bailey
- ------------------------------          ------------------------------
A. J. Baciocco, Jr.                     E. E. Bailey


/s/ M. R. Bonsignore                    /s/ E. H. Clark
- ------------------------------          ------------------------------
M. R. Bonsignore                        E. H. Clark


/s/ W. H. Donaldson                     /s/ R. D. Fullerton
- ------------------------------          ------------------------------
W. H. Donaldson                         R. D. Fullerton


/s/ J. J. Howard                        /s/ B. E. Karatz
- ------------------------------          ------------------------------
J. J. Howard                            B. E. Karatz


/s/ D. L. Moore                         /s/ A. B. Rand
- ------------------------------          ------------------------------
D. L. Moore                             A. B. Rand


/s/ S. G. Rothmeier                     /s/ M. W. Wright
- ------------------------------          ------------------------------
S. G. Rothmeier                         M. W. Wright

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the offering by Honeywell Inc. of up to 100,000 shares of its common stock to directors of Honeywell Inc. pursuant to the Honeywell Inc. Compensation Plan for Outside Directors, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 1st day of May, 1995, by the following officer.



                                        /s/ W. M. Hjerpe
                                        ------------------------------
                                        W. M. HJERPE
                                        Vice President and Chief
                                          Financial Officer

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the offering by Honeywell Inc. of up to 100,000 shares of its common stock to directors of Honeywell Inc. pursuant to the Honeywell Inc. Compensation Plan for Outside Directors, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 1st day of May, 1995, by the following officer.



                                        /s/ P. M. Palazzari
                                        ------------------------------
                                        P. M. PALAZZARI
                                        Vice President and Controller